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                                                                   EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to use of our report included in or made reference to in this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP



Los Angeles, California
November 5, 1999